================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2006

                                  NOVELIS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
   -----------------------------------------------            ----------
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On October 26, 2006, Jacques Bougie, a director of Novelis Inc. (the "Company"), notified the Company's Board of Directors at a meeting immediately prior to the Company's Annual Meeting of his decision not to stand for re-election at the Annual Meeting. The Board of Directors then passed a resolution to reduce the size of the Board to 12 members, thereby eliminating the vacancy.

ITEM 7.01   REGULATION FD DISCLOSURE.

           As described in Item 5.02 above, on October 26, 2006, Jacques Bougie, a director of Novelis Inc. (the "Company"), notified the Company's Board of Directors at a meeting immediately prior to the Company's Annual Meeting of his decision not to stand for re-election at the Annual Meeting. William Monahan, Interim Chief Executive Officer and Chairman, announced Mr. Bougie's decision at the Annual Meeting.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NOVELIS INC.


Date: October 26, 2006                               By: /s/ Nichole Robinson
                                                          ----------------------
                                                          Nichole Robinson
                                                          Secretary